Note 8 - Goodwill and Intangible Assets (Detail) - Acquired Intangible Assets (Core Deposits [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Core Deposits [Member]
Core deposit intangibles resulting from bank and branch acquisitions:
Gross Amount	$ 7,930	$ 7,930	$ 7,930
Accumulated Amortization	(6,965)	(6,482)	(5,785)
Net Carrying Value	$ 965	$ 1,448	$ 2,145